EXHIBIT 99.1

This Letter of Transmittal is being used with respect to the unregistered 14% Senior Subordinated Second Lien Notes due 2006, (the "Unregistered Notes") of APCOA/Standard Parking, Inc., a company organized under the laws of Delaware ("APCOA" or the "Company").

APCOA/STANDARD PARKING, INC.

LETTER OF TRANSMITTAL

To Tender for Exchange
14% Senior Subordinated Second Lien Notes due 2006
for
14% Senior Subordinated Second Lien Notes due 2006
that have been registered under the Securities Act of 1933, as amended

Pursuant to the Prospectus dated [                      ], 2002

          THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [                      ], 2002, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

If you desire to tender your Unregistered Notes in the Exchange Offer (as defined below), this Letter of Transmittal (the "Letter of Transmittal") should be completed, signed and submitted to the Exchange Agent at the following address or by facsimile:

Exchange Agent:
WILMINGTON TRUST COMPANY

By Hand or Overnight Courier:	By Facsimile:
Wilmington Trust Company Corporate Trust Reorg Services Rodney Square North 1100 N. Market Street Wilmington, DE 19890-1615	(302) 636-4145 Confirm by Telephone: (302) 636-6472

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE IT IS COMPLETED AND RETURNED TO THE EXCHANGE AGENT.

        For any questions or additional information regarding this Letter of Transmittal, you may contact the Exchange Agent.

        The undersigned acknowledges that he or she has received and reviewed the Prospectus and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange $59,295,000 aggregate principal amount of the Company's 14% Senior Subordinated Second Lien Notes Due 2006 (the "Registered Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the Company's Unregistered Notes (including Unregistered Notes paid as interest on Unregistered Notes), which have not been so registered.

        For each $100 principal amount of Unregistered Notes accepted for exchange, the registered holder of such Unregistered Notes (collectively with all other registered holders of Unregistered Notes, the "Holders," and individually, a "Holder") will receive $100 principal amount of Registered Notes; provided, that to the extent that the amount of Registered Notes to be issued to tendering holders of Unregistered Notes is greater than $1,000 in principal amount, the Registered Notes shall be issued in multiples of $1,000 and integral multiples thereof in exchange for each $1,000 principal amount of Unregistered Notes, with the remaining principal amount issued in denominations of $100 principal amount and integral multiples thereof. Registered holders of Registered Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from January 11, 2002. Unregistered Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Accordingly, Holders whose Unregistered Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Unregistered Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

        This Letter of Transmittal is to be completed by a Holder of Unregistered Notes either if certificates are to be forwarded herewith or if a tender of certificates for Unregistered Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer—Procedures for Tendering" section of the Prospectus. Holders of Unregistered Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Unregistered Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Unregistered Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer—Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1 herein. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the tendered Unregistered Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the tendered Unregistered Notes to the Company or cause ownership of the tendered Unregistered Notes to be transferred to, or upon the order of, the Company, on the books of the registrar for the Unregistered Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Registered Notes to which the undersigned is entitled upon acceptance by the Company of the tendered Unregistered Notes pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Unregistered Notes, all in accordance with the terms of the Exchange Offer.

        The undersigned hereby tenders the Unregistered Notes described in the box entitled "Description of Unregistered Notes Tendered" herein, has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Unregistered Notes indicated below. Subject to, and effective upon, the acceptance for exchange of the Unregistered Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Unregistered Notes as are being tendered hereby.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Unregistered Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Registered Notes acquired in exchange for Unregistered Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Registered Notes, whether or not such person is the undersigned, that neither the Holder of such Unregistered Notes nor any such other person has an arrangement or understanding with any person to participate in a distribution of such Registered Notes and that neither the Holder of such Unregistered Notes nor any such other person is an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company.

        The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties (including the letter to Exxon Capital Holdings Corporation available April 13, 1989 and similar letters), that the Registered Notes issued pursuant to the Exchange Offer in exchange for the Unregistered Notes may be offered for resale, resold and otherwise transferred by a Holder thereof (other than a Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Registered Notes are acquired in the ordinary course of such Holder's business and such Holder has no arrangement with any person to participate in a distribution of such Registered Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Registered Notes and has no arrangement or understanding to participate in a distribution of Registered Notes. If any Holder is an affiliate of the Company, is engaged in or intends to engage in, or has any arrangement or understanding with any person to participate in, a distribution of the Registered Notes to be acquired pursuant to the Exchange Offer, such Holder could not rely on the applicable interpretations of the staff of the SEC and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Registered Notes for its own account in exchange for Unregistered Notes that were acquired as a result of market-making activities or other trading activities, it may be a statutory underwriter and it acknowledges that it must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Registered Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Unregistered Notes tendered hereby. The undersigned understands that tenders of Unregistered Notes pursuant to the procedures described under the caption "The Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer—Withdrawal Rights." All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer—Withdrawal Rights" section of the Prospectus.

Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" herein, please issue the Registered Notes (and, if applicable, substitute certificates representing Unregistered Notes for any Unregistered Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Unregistered Notes, please credit the account indicated below maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" herein, please send the Registered Notes (and, if applicable, substitute certificates representing Unregistered Notes for any Unregistered Notes not exchanged) to the undersigned at the address shown in the box herein entitled "Description of Unregistered Notes Delivered."

        THE UNDERSIGNED, BY COMPLETING THE BOX BELOW ENTITLED "DESCRIPTION OF
UNREGISTERED NOTES DELIVERED" AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE
TENDERED UNREGISTERED NOTES AS SET FORTH IN SUCH BOX.

        List below the Unregistered Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Unregistered Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF UNREGISTERED NOTES TENDERED

Name(s) and Address(es) of Registered Holder(s) Exactly as name(s) appear(s) on Note(s) Certificate(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented by Certificate(s)	Principal Amount Tendered (if less than all)**

Totals:

*
Need not be completed if Unregistered Notes are being tendered by book-entry transfer.

**
Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Unregistered Notes represented by the listed certificates. See Instruction 3. Unregistered Notes tendered hereby must be in denominations of principal amount of $100 and any integral multiple thereof. See Instruction 1.

☐
CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution(s)

DTC Account Number	Transaction Code Number

☐
CHECK HERE IF TENDERED UNREGISTERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution Which Guaranteed Delivery

  If Delivered by Book-Entry Transfer, Complete the Following:

DTC Account Number	Transaction Code Number

☐
CHECK HERE IF UNREGISTERED NOTES ARE TENDERED BY BOOK-ENTRY AND NON-EXCHANGED UNREGISTERED NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

☐
CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS THERETO. (UNLESS OTHERWISE SPECIFIED, 10 ADDITIONAL COPIES WILL BE FURNISHED.)

Name

Address

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instruction 5)

              To be completed ONLY if certificates for Unregistered Notes not exchanged and/or Registered Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal below or if Unregistered Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

  Issue Registered Notes and/or Unregistered Notes to:

Name:	(Please type or print)
Address:

(Zip Code)

(Taxpayer Identification or Social Security Number)
☐	Credit unexchanged Unregistered Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility Account)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instruction 5)

              To be completed ONLY if certificates for Unregistered Notes not exchanged and/or Registered Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal below or to such person or persons at an address other than shown in the box entitled "Description of Unregistered Notes Delivered" on this Letter of Transmittal above.

  Mail Registered Notes and/or Unregistered Notes to:

Name:	(Please type or print)
Address:

(Zip Code)

(Taxpayer Identification or Social Security Number)

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY
BEFORE COMPLETING ANY BOX ABOVE

  HOLDERS PLEASE SIGN HERE
  (Please Complete the Accompanying Substitute Form W-9)

x

x

(Signature(s) of Holders or Authorized Signatory)

  Dated:                       , 2002

  If a Holder is tendering any Unregistered Notes, this letter must be signed by the Holder(s) as the name(s) appear(s) on the certificate(s) for the Unregistered Notes or by any person(s) authorized to become Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

Name:

(Please Type or Print)
Capacity (full title):

Address:

Area Code and Telephone Number:

  SIGNATURE GUARANTEE
  (If required by Instruction 4)

Authorized Signature:

Name:

Title:

Name of Firm:

Address:

(Include Zip Code)
Area Code and Telephone No.:

  Dated:                       , 2002

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF OUR OFFER TO EXCHANGE THE 14% SENIOR SUBORDINATED SECOND LIEN NOTES DUE 2006, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY AND ALL OF OUR ISSUED AND UNREGISTERED 14% SENIOR SUBORDINATED SECOND LIEN NOTES DUE 2006.

1.
Delivery of this Letter of Transmittal and Unregistered Notes; Guaranteed Delivery Procedures.

        This Letter of Transmittal is to be completed by Holders of Unregistered Notes either if certificates representing the Unregistered Notes are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer—Procedures for Tendering" section of the Prospectus. Certificates for all physically tendered Unregistered Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Unregistered Notes tendered hereby must be in denominations of principal amount of $100 and any integral multiple thereof; provided, that to the extent that the amount of Unregistered Notes to be exchanged is greater than $1,000 in principal amount, the Unregistered Notes tendered must be in denominations of principal amount of $1,000 and any integral multiple thereof, with the remaining principal amount tendered in denominations of $100 principal amount and integral multiples thereof.

        Holders whose certificates for Unregistered Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Unregistered Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer—Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Unregistered Notes and the amount of Unregistered Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Unregistered Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Unregistered Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and any other documents required by this Letter of Transmittal, are deposited with the Exchange Agent by the Eligible Institution within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

        The method of delivery of this Letter of Transmittal, the Unregistered Notes and all other required documents is at the election and risk of the tendering Holders, but delivery will be deemed made only upon actual receipt or confirmation by the Exchange Agent. If Unregistered Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured with return receipt requested, and made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

        See "The Exchange Offer" section of the Prospectus.

2.
Beneficial Owner Instructions to Registered Holders.

        Only a holder in whose name tendered Unregistered Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any beneficial owner of tendered Unregistered Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions of Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal.

3.
Partial Tenders (Not Applicable to Holders who Tender by Book-Entry Transfer).

        Tenders of Unregistered Notes will be accepted only in principal amounts of $100 or integral multiples of $100; provided, that to the extent that the amount of Unregistered Notes to be exchanged is greater than $1,000 in principal amount, the Unregistered Notes tendered must be in denominations of principal amount of $1,000 and any integral multiple thereof, with the remaining principal amount tendered in denominations of $100 principal amount and integral multiples thereof. If less than all of the Unregistered Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Unregistered Notes to be tendered in the box above entitled "Description of Unregistered Notes Delivered—Principal Amount Tendered." A reissued certificate representing the balance of non-tendered Unregistered Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box of this Letter of Transmittal, promptly after the Expiration Date. See Instruction 5. All of the Unregistered Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

4.
Signatures on this Letter, Bond Powers and Endorsements, Guarantee of Signatures.

        If this Letter of Transmittal is signed by the Holder of the Unregistered Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

        If any tendered Unregistered Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

        If any tendered Unregistered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this letter as there are different registrations of certificates.

        When this Letter of Transmittal is signed by the Holder or Holders of the Unregistered Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If however, the Registered Notes are to be issued, or any untendered Unregistered Notes are to be reissued, to a person other than the Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates(s) must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the Holder or Holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the Holder or Holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

        ENDORSEMENTS ON CERTIFICATES FOR UNREGISTERED NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 4 MUST BE GUARANTEED BY A FINANCIAL INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE HOUSES) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM OR THE STOCK EXCHANGES MEDALLION PROGRAM (EACH, AN "ELIGIBLE INSTITUTION").

        SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE UNREGISTERED NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF UNREGISTERED NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH UNREGISTERED NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

5.
Special Issuance and Delivery Instructions.

        Tendering Holders of Unregistered Notes should indicate in the applicable box the name and address to which Registered Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Unregistered Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders tendering Unregistered Notes by book-entry transfer may request that Unregistered Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Unregistered Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

6.
Transfer Taxes.

        Except as set forth in this Instruction 6, the Company will pay all transfer taxes, if any, applicable to the transfer of Unregistered Notes to it or its order pursuant to the Exchange Offer. If, however, Registered Notes and/or substitute Unregistered Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the Holder of the Unregistered Notes tendered hereby, or if tendered Unregistered Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Unregistered Notes to the Company or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to such tendering Holder and the Exchange Agent will retain possession of an amount of Registered Notes with a face amount equal to the amount of such transfer taxes due by such tendering Holder pending receipt by the Exchange Agent of the amount of such taxes.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Unregistered Notes specified in this Letter of Transmittal.

7.
Waiver of Conditions.

        The Company reserves the absolute right to amend or waive satisfaction of any or all conditions enumerated in the Prospectus.

8.
No Conditional Tenders.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Unregistered Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Unregistered Notes for exchange.

        Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Unregistered Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

9.
Mutilated, Lost, Stolen or Destroyed Unregistered Notes.

        Any Holder whose Unregistered Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.
Acceptance of Tendered Unregistered Notes and Issuance of Registered Notes; Return of Unregistered Notes.

        Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Unregistered Notes as soon as practicable after the Expiration Date and will issue Registered Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Unregistered Notes when, as and if the Company has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any tendered Unregistered Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Unregistered Notes will be returned, without expense, to the undersigned at the address shown in the Box entitled "Description of Unregistered Notes Delivered" or at a different address as may be indicated herein under "Special Delivery Instructions".

11.
Withdrawal of Tenders.

        Tenders of Unregistered Notes may be withdrawn at any time prior to 5:00 P.M., New York City time, on the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above. Any such notice of withdrawal must specify the name of the person having tendered the Unregistered Notes to be withdrawn, identify the Unregistered Notes to be withdrawn (including the principal amount of such Unregistered Notes), and (where certificates for Unregistered Notes have been transmitted) specify the name in which such Unregistered Notes are registered, if different from that of the withdrawing Holder. If certificates for Unregistered Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the release of such certificates the withdrawing Holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such Holder is an Eligible Institution in which case such guarantee will not be required. If Unregistered Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Unregistered Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination will be final and binding on all parties. Any Unregistered Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Unregistered Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Unregistered Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures described above, such Unregistered Notes will be credited to an account maintained with such Book-Entry Transfer Facility for the Unregistered Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Unregistered Notes may be retendered by following one of the procedures set forth in "The Exchange Offer—Procedures for Tendering" section of the Prospectus at any time on or prior to the Expiration Date.

12.
Requests for Assistance or Additional Copies.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent at the address indicated above.

IMPORTANT TAX INFORMATION

        Under current United States federal income tax law, a Holder of Unregistered Notes whose tendered Notes are accepted for exchange may be subject to backup withholding tax unless the Holder provides the Company (as payor), through the Exchange Agent, with Substitute Form W-9, as described below in "Purpose of Substitute Form W-9" or otherwise establishes a basis for exemption. Accordingly, each prospective Holder of Registered Notes to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

        Certain Holders of Registered Notes (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding tax and information reporting requirements. Exempt prospective Holders of Registered Notes should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Company, through the Exchange Agent, a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the Holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

        If backup withholding tax applies, the Company is required to withhold 30% of any payment made to the Holder of Registered Notes or other payee. Backup withholding tax is not an additional United States federal income tax. Rather, the United States federal income tax liability of persons subject to backup withholding tax will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

        To prevent backup withholding tax on any Registered Notes delivered pursuant to the Exchange Offer and any payments received in respect of the Registered Notes, each prospective Holder of Registered Notes to be issued pursuant to Special Issuance Instructions should provide the Company, through the Exchange Agent, with either: (i) (a) such prospective Holder's correct TIN on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective Holder has applied for and is awaiting a TIN); (b) certification that (A) such prospective Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding tax as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified such prospective Holder that he or she is no longer subject to backup withholding tax and (c) certification that the Holder is a United States person; or (ii) an adequate basis for exemption from backup withholding tax. If such Holder is an individual, the TIN is such Holder's social security number. If the Exchange Agent is not provided with the correct TIN, the Holder of the Registered Notes may be subject to certain penalties imposed by the Internal Revenue Service unless such failure is due to reasonable cause and not to willful neglect.

What Number to Give the Exchange Agent

        The prospective Holder of Registered Notes to be issued pursuant to Special Issuance Instructions is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective record owner of the Registered Notes. If the Registered Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

TO BE COMPLETED BY CERTAIN TENDERING HOLDERS
(SEE IMPORTANT TAX INFORMATION)

PAYOR'S NAME: WILMINGTON TRUST COMPANY

SUBSTITUTE FORM W-9	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT OR INDICATE THAT YOU APPLIED FOR A TIN AND CERTIFY BY SIGNING AND DATING BELOW.	TIN:	OR Employer Identification Number
		TIN	Applied for ☐

Department of the Treasury Internal Revenue Service

Part 2—CERTIFICATION—UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);
(2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a United States person (including a United States resident alien).
Payor's Request for Taxpayer Identification Number (TIN)
	Signature:_________________	Date:____________, 2002

You must cross out item (2) of the above certification if you have been notified by the IRS that you are currently subject to backup withholding tax because you have failed to report all interest and dividends on your tax return.

NOTE:
FAILURE BY A PROSPECTIVE HOLDER OF REGISTERED NOTES TO BE ISSUED PURSUANT TO THE SPECIAL ISSUANCE INSTRUCTIONS ABOVE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING TAX OF 30% OF THE REGISTERED NOTES DELIVERED TO YOU PURSUANT TO THE EXCHANGE OFFER AND ANY PAYMENTS RECEIVED BY YOU IN RESPECT OF THE REGISTERED NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1 OF SUBSTITUTE FORM W-9 CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

              I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 30% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature	Date